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                                                                 Exhibit 10.10


                                 COMBINATION MORTGAGE
                                         AND
                                  SECURITY AGREEMENT
                                         AND
                             FIXTURE FINANCING STATEMENT


    THIS INDENTURE (hereinafter referred to as "Mortgage"), is made this 9th day of June, 1995, by and between PAPER WAREHOUSE, INC., a Minnesota corporation, whose post office address is 7634 Golden Triangle Drive, Tech 8 Center, Eden Prairie, Minnesota 55344 and whose federal taxpayer identification number is 41-1612534 ("Mortgagor"), and RICHFIELD BANK & TRUST CO., a Minnesota banking Corporation, whose post office address is 6625 Lyndale Avenue South, Richfield, Minnesota 55423 ("Mortgagee").

    THIS MORTGAGE SECURES INDEBTEDNESS INCURRED FOR THE CONSTRUCTION OF IMPROVEMENTS ON THE REAL PROPERTY ENCUMBERED HEREBY.

    To secure the payment to the Mortgagee, its successors and assigns, of the sum of NINE HUNDRED FORTY-FIVE THOUSAND AND NO/100 DOLLARS ($945,000.00) according to the terms of that certain Secured Promissory Note of even date herewith, in the original principal sum of $945,000.00, issued by Mortgagor to the order of Mortgagee ("Note"), together with all extensions, amendments and renewals thereof, plus interest thereon at the rate stated in the Note, the balance of the Note being due and payable on December 1, 2015, to secure the payment to the Mortgagee, its successors and assigns, at the times demanded and with interest thereon at the same rates specified in the Note of all sums advanced in protecting the lien of this Mortgage, in payment of taxes on the Premises (as hereinafter defined), in payment of insurance premiums covering improvements thereon, in payment of principal and interest on prior liens, in payment of expenses and attorneys' fees herein provided for and all sums advanced for any other purpose authorized herein (the amounts actually advanced by Mortgagee to Mortgagor under the Note and all such sums, together with interest thereon, being collectively referred to herein as the "Indebtedness Secured Hereby"), and to secure the performance of all of the covenants and agreements contained in the Note, any extensions, amendments and renewals thereof, and this Mortgage, and in consideration of the sum of $1.00 paid by the Mortgagee to the Mortgagor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor does hereby MORTGAGE, GRANT, BARGAIN, SELL AND CONVEY unto the Mortgagee, its successors and assigns, forever, and GRANTS A SECURITY INTEREST to the Mortgagee,

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its successors and assigns, in the following properties (all of the following being hereafter collectively referred to as the "Premises"):

                                  A.  REAL PROPERTY

    All the tracts or parcels of real property lying and being in the County of Hennepin, State of Minnesota, all as more fully described in EXHIBIT A attached hereto and made a part hereof, together with all the estates and rights in and to the real property and in and to lands lying in streets, alleys and roads adjoining the real property and all buildings, structures, improvements, fixtures, annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments, appurtenances, minerals, mineral rights, water and water rights, now or hereafter belonging or pertaining to the real property; and

                                B.  PERSONAL PROPERTY

    All buildings, equipment, fixtures, improvements, building supplies and materials and personal property now or hereafter attached to or necessary to the use of the improvements on the premises including, but without being limited to all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection, as well as all elevators, escalators, overhead cranes, hoists and assists, and the like, and all draperies, maintenance and repair equipment, floor coverings, screens, storm windows, blinds, awnings, shrubbery and plants, as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings and substitutes thereof, together with all interest of the Mortgagor in any such items hereafter acquired, and all products and proceeds thereof, including without limitation all accounts, instruments, chattel paper, other rights to payment, money, insurance proceeds and general intangibles related to the foregoing property, and all refunds of insurance premiums due or to become due under all insurance policies covering the foregoing property, all of which personal property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises, but excluding therefrom the trade fixtures, inventory and removable personal property of any tenant or license of the Premises; and

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                             C.  RENTS LEASES AND PROFITS

    All rents, leases and profits now due or which may hereafter become due under or by virtue of any lease, license, sublease, or agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof, whether before or after foreclosure or during any redemption period after Sheriff's foreclosure sale (and the Mortgagee hereby shall have the power irrevocably to manage, control and lease the Premises and collect such rents, leases and profits); and

                               D.  JUDGMENTS AND AWARDS

    Any and all awards or compensation made by any governmental or other lawful authorities for the taking or damaging by eminent domain of the whole or any part of the Premises, including any awards for a temporary taking, change of grade of streets or taking of access.

                               COVENANTS AND AGREEMENTS

    The Mortgagor makes and includes in this Mortgage the Statutory Covenants and other provisions set forth in Minnesota Statutes Section 507.15 or in any future Minnesota Statute providing for a statutory form of real estate mortgage, and the Mortgagor makes the following additional warranties, covenants and agreements with the Mortgagee:

1. The Mortgagor has good title to the Premises in fee simple, free and clear of all liens and encumbrances, except as set forth in EXHIBIT B attached hereto and made a part hereof; the Mortgagor has good right to mortgage, sell and convey the Premises; the Mortgagor will forever warrant and defend the Premises against the claims of all persons, and all improvements on the Premises; and the Mortgagor's use of the Premises now complies, and will continue to comply, with all applicable building restrictions and codes and all zoning and other ordinances.

2. The Mortgagor will duly and punctually pay each and every installment of principal and interest on the Note and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note, and in any other instrument given as security for the payment of the Note. No payment or collection of any of the Indebtedness Secured Hereby shall reduce the amount secured by this Mortgage.

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3.  The Mortgagor will keep and maintain the Premises in good condition, repair and operating condition free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Premises and their use, and will promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction. The Mortgagor will comply with the requirements of the Americans with Disabilities Act ("ADA") and the ADA Accessibility Guidelines when making any alterations to the Premises. The Mortgagor will not, without the prior written consent of the Mortgagee, expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which will alter the basic structure, adversely affect the market value or change the existing architectural character of the Premises, and the Mortgagor will complete within a reasonable time any buildings now or at any time in the process of erection on the Premises. The Mortgagor will not acquiesce in any rezoning classification, modification or restriction affecting the Premises. The Mortgagor will not vacate or abandon the Premises.

4. The Mortgagor will pay all operating costs and expenses of the Premises; keep the Premises free from mechanics', materialmens' and other liens not expressly subordinated to the lien of this Mortgage, keep the Premises free from levy, execution or attachment, and pay when due all indebtedness which may be secured by mortgage, lien or charge on the Premises superior to or equal to the lien of this Mortgage, and upon request exhibit to the Mortgagee satisfactory evidence of such payment and discharge.

5. The Mortgagor shall pay when due and before any penalty accrues, all taxes, assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein, or the Indebtedness Secured Hereby ("Impositions"), and will upon demand furnish to the Mortgagee proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whole or any part of the Impositions herein required to be paid by the Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in mortgaged premises, so as to impose


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    such Impositions on the Mortgagee or on the interest of the Mortgagee in the Premises, then, in any such event, the Mortgagor shall bear and pay the full amount of such Impositions, provided that if for any reason payment by the Mortgagor of any such Impositions would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness Secured Hereby wholly or partially usurious, the Mortgagee, at its option, may declare the whole sum Secured by this Mortgage with interest thereon to be immediately due and payable, without prepayment premium, or the Mortgagee, at its option, may pay that amount or portion of such Impositions as renders the Indebtedness Secured Hereby unlawful or usurious, in which event the Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Impositions. The Mortgagor shall not be required to pay, discharge or remove any Impositions, so long as the Mortgagor shall in good-faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Impositions so contested and the sale of the Premises, or any part thereof to satisfy the same, provided that the Mortgagor shall, prior to the date such Impositions are due and payable, have given such reasonable security as may be demanded by the Mortgagee to insure such payments and prevent any sale or forfeiture or the Premises by reason of such non-payment. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any such Impositions so determined, together with all interest and penalties which may be payable in connection therewith. Notwithstanding the provisions of this Section, the Mortgagor shall (and if the Mortgagor shall fail to do so, the Mortgagee may, but shall not be required to) pay any such Impositions notwithstanding such contest if, in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

6. The Mortgagor will promptly notify the Mortgagee of and appear in and defend any suit, action or proceeding that affects the value of the Premises, the Indebtedness Secured Hereby or the rights or interest of the Mortgagee hereunder. The Mortgagee may elect to appear in or defend any such action or proceeding, and the Mortgagor agrees to indemnify and reimburse the Mortgagee from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action, or proceeding, including costs of evidence of title and reasonable attorney's fees.

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7.  The Mortgagor warrants that no toxic or hazardous substance, waste or constituent, as defined in any local, state or federal law governing liability for any such substance, waste or constituent is, or has been in the past, located on or released from the Premises in violation of such applicable laws. The Mortgagor shall not, nor shall the Mortgagor permit others to, use the Premises at any time to generate, transport, store, process, treat, or dispose of a toxic or hazardous substance, waste or constituent in violation of any such applicable laws and regulations. The Mortgagor shall not take, fail to take or permit any action which may result in a release of any toxic or hazardous substance, waste or constituent from the Premises. The Mortgagor warrants that the Mortgagor has no actual knowledge of any existing or pending claim to which any local, state or federal law governing liability for any such substance, waste or constituent may apply with respect to the Premises. Within ten
    (10) days after learning of the occurrence of (a) any event relating to any toxic or hazardous substance, waste or constituent with respect to the Premises, or (b) the commencement of any litigation, arbitration or other Proceeding that affects the Premises, or (a) notice from any government or governmental agency that the Premises or any operations thereon are not in compliance with any local, state or federal law or notice that the Mortgagor or all or part of the Premises is subject to any investigations relating to any toxic or hazardous substance, waste or constituent, the Mortgagor shall give the Mortgagee oral and written notice thereof, describing the same and the steps that will be taken by the Mortgagor with respect thereto.

8. The Mortgagor will, upon reasonable request by the Mortgagee, execute and deliver such further instruments, financing statements under the Uniform Commercial Code and assurances and do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. The Mortgagor will pay any recording fees, filing fees, stamp taxes and other charges arising out of or incident to the filing or recording of this Mortgage, such further assurances and instruments and the issuance and delivery of the Note.

9. Mortgagor shall deliver to Mortgagee as soon as available, and in any event within 90 days after the end of each fiscal year of the Mortgagor, a copy of the annual audit report of the Mortgagor together with the unqualified opinion of the

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    independent certified public accountants selected by the
    Mortgagor and reasonably acceptable to Mortgagee, which report shall include the balance sheet of the Mortgagor as of the end of such fiscal year, and the related statements of income, retained earnings and cash flows of the Mortgagor for such fiscal year, including all supporting schedules and notes, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the annual financial statements Previously furnished by Mortgagor to Mortgagee. In the event that the Mortgagor fails to furnish any such statements, the Mortgagee may cause an audit to be made of the respective books and records at the sole cost and expense of the Mortgagor. The Mortgagee also shall have the right to examine at their place of safe keeping, at reasonable times, all books, accounts and records relating to the operation of the Premises.

10. In the event the Mortgagor sells, leases, conveys, transfers, further mortgages or encumbers or disposes of the Premises, or any part thereof, or any interest therein, or agrees so to do, without the written consent of the Mortgagee being first obtained, then at the sole option of the Mortgagee, the Mortgagee may declare the entire Indebtedness Secured Hereby due and payable in full and call for payment of the same in full at once, without notice to the Mortgagor Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

11. The Mortgagor shall obtain and keep in full force and effect during the term of this Mortgage at its sole cost and expense, the following insurance coverages:

    a. "all risk" insurance against loss by fire, lightning and risk customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, all in the amounts of not less than the full replacement cost of the improvements on the Premises, without deduction for depreciation; and

    b. if steam boilers or similar equipment for the generation of steam are located in, or about the Premises, insurance against loss or damage by explosion, rupture or bursting of such equipment and appurtenances thereto, without a co- insurance clause, in an amount satisfactory to Mortgagee; and


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    c.   flood insurance in the maximum obtainable amount unless evidence is provided that the Premises are not located within a flood plain as defined by the Federal Insurance Administration; and

    d. business interruption insurance covering risk of loss due to the occurrence of any hazards insured against under the required "all risk" insurance in such amount as is acceptable to Mortgagee.

    All insurance policies shall be written on forms and with insurance companies satisfactory to the Mortgagee, shall name the Mortgagee as a loss payee and an additional insured as its interest may appear, shall provide for at least thirty (30) business days' prior written notice to the Mortgagee of any cancellation or material modification of such policies, shall be in amounts sufficient to prevent the Mortgagor from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of the Mortgagee, with loss proceeds under any such policies to be made payable to the Mortgagee.

    The Mortgagor shall also obtain and keep in full force and effect during the term of this Mortgage commercial general liability insurance covering the legal liability of the Mortgagor against claims for bodily injury, death or property damage occurring on, in or about the Premises in such amounts and with such limits as the Mortgagee may reasonably require.

    The Mortgagor shall, within thirty (30) days prior to the expiration of any such policy, deliver other original policies or certificates of the insurer evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. In the event of a foreclosure of this Mortgage or any acquisition of the Premises by the Mortgagee, all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of the Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance, the Mortgagor empowers the Mortgagee to effect insurance upon the Premises at the Mortgagor's expense and for the benefit of the Mortgagee in the amounts and types aforesaid for a period of time covering the time of redemption from foreclosure sale, and if necessary therefore, to cancel any or all existing insurance policies. The Mortgagor agrees to furnish the Mortgagee with copies of all


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    inspection reports and insurance recommendations received by the
    Mortgagor from any insurer.

12. This Mortgage shall constitute a security agreement as defined in the uniform Commercial Code ("Code"), and SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING which is to be filed in the real estate records of the County where the Premises are situate. The name of the record owner of said real estate is the Mortgagor set forth in page one to this Mortgage. Information concerning the security interest created by this instrument may be obtained from the Mortgagee, as secured party, at its address as set forth in page one of this Mortgage. The name and address of the Mortgagor, as debtor, and the name and address of the Mortgagee, as Secured party, are as set forth in page one to this Mortgage. This document covers goods which are, or are to become, fixtures.

13. The Mortgagor will give the Mortgagee prompt notice of any damage to or destruction of the Premises and in case of loss covered by policies of insurance the Mortgagee (whether before or after foreclosure sale) is hereby authorized at its option and without the consent of the Mortgagor to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, that the Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $75,000.00. Any expense incurred by the Mortgagee in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of the Mortgagee) shall be reimbursed to the Mortgagee first out of any proceeds. The proceeds or any part thereof shall be applied to reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of the Mortgagee. Notwithstanding the foregoing, the Mortgagor shall have the right to use the insurance proceeds for the restoration or repair of the Premises, provided that all of the following conditions precedent are, in the sole opinion of Mortgagee, then satisfied: (i) the insurance proceeds from such loss do not exceed $250,000.00; (ii) no Event of Default exists hereunder at the time the insurance proceeds are received; (iii) the value of the Premises shall be preserved after Mortgagor's restoration; (iv) the amount of the insurance proceeds are adequate to complete the repair and restoration of the Premises, or Mortgagor shall contribute such additional funds as are necessary to fully restore and repair the


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    Premises; (v) the insurance proceeds shall be distributed to the title insurance company insuring this Mortgage, to ensure Mortgagee's continuing lien priority; (vi) Mortgagee shall approve all plans and specifications for the restoration of the Premises; and (vii) Mortgagor shall pay all of Mortgagee's costs and expenses incurred in connection with the restoration of the Premises.

14. The Mortgagor will give the Mortgagee prompt notice of any action, actual or threatened, in condemnation of eminent domain and hereby assigns, transfers, and sets over to the Mortgagee the entire proceeds of any award or claim for damages for all or any part of the Premises taken or damaged under the power of eminent domain or condemnation, the Mortgagee being hereby authorized to intervene in any such action in the name of the Mortgagor and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Any expenses incurred by the Mortgagee in intervening in such action or collecting such proceeds shall be reimbursed to the Mortgagee first out of the proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of the Mortgagee. Notwithstanding the foregoing, Mortgagor shall have the right to receive that portion of such proceeds that are specifically allocated by the condemning authority for restoration of the remaining portion of the Premises and for specifically allocated relocation expenses.

15. Should any insurance or condemnation proceeds be applied to the restoration or repair of the Premises the restoration or repair shall be done under the supervision of an architect acceptable to the Mortgagee and pursuant to plans and specifications approved by the Mortgagee. In such case the proceeds shall be held by the Mortgagee for such purposes and will from time to time be disbursed by the Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as the Mortgagee may reasonably require to assure completion in accordance with the approved plans and specifications and free of liens or claims. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Mortgagee be applied on account of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without application of any prepayment premium, or shall be returned to the Mortgagor as its interest

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    may appear, the choice of application to be solely at the discretion of the Mortgagee.

16. The Mortgagor will, at its own cost and expense, perform, comply with and discharge all of the obligations of the Mortgagor under all leases and agreements for the use of the Premises and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with the Mortgagor's interest in any leases of the Premises. The Mortgagor shall permit no surrender nor assignment of any tenant's interest under said leases unless the right to assign or surrender is expressly reserved under the lease nor anticipate any installment of rent for more than one month in advance of its due date nor execute any mortgage or create or permit a lien which may be or become superior to any such leases, nor permit a subordination of any lease to such mortgage or lien. The Mortgagor will not modify or amend the terms of any such leases, nor borrow against or pledge the rentals from such leases nor exercise or waive any default of the tenant thereunder without the prior consent of the Mortgagee. The Mortgagor agrees to obtain the Mortgagee's prior written approval before entering into any lease with a term of five (5) years or more. Should the Mortgagor fail to perform, comply with or discharge any obligations of the Mortgagor under any lease or should the Mortgagee become aware of or be notified by any tenant under any lease of a failure on the part of the Mortgagor to so perform, comply with or discharge its obligations under said lease, the Mortgagee may, but shall not be obligated to, and without further demand upon the Mortgagor, and without waiving or releasing the Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the rate as specified in the Note. All such sums, together with interest as aforesaid, shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

17. If the Mortgagor shall fail to comply with any of the covenants or obligations of this Mortgage, the Mortgagee may, but shall not be obligated to, without further demand upon the Mortgagor, and without waiving or releasing the Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all

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    sums incurred by the Mortgagee in remedying any such failure together with interest at the rate as specified in the Note. All such sums, together with interest as aforesaid, shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any failure hereunder.

18. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Mortgagor or any party in interest with the Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

19. The Mortgagor will permit the Mortgagee's authorized representatives to enter the Premises at all times for the purpose of inspecting the same; provided, the Mortgagee shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

20. Without affecting the liability of any party liable for payment of any Indebtedness Secured Hereby or performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time, and without notice to or the consent of the Mortgagor or any party in interest with the Premises or the Note (a) release any person liable for payment of all or any part of the Indebtedness Secured Hereby or for performance of any obligation herein, (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Secured Hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof, (c) accept any additional security, (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises, or (e) resort to any security agreements, pledges, contracts of guaranty, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the

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    security hereunder, either concurrently or independently and in such order as it my determine. No act or thing, except full payment of the Indebtedness Secured Hereby, which but for this provision could act as a release, termination, satisfaction or impairment of this Mortgage shall in any way release, terminate, satisfy or impair this Mortgage.

21. Each right, power or remedy herein conferred upon the Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to the Mortgagee, at law or in equity, or under the Uniform Commercial Code or other law, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Mortgagee and shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of the Mortgagee to resort thereto at a later date or be construed to be a waiver of any default or event of default under this Mortgage or the Note.

22. Any agreement hereafter made by the Mortgagor and the Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

23. The Mortgagor hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereafter in force. The Mortgagor hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require the Mortgagee or any other person to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel.

24. The occurrence of any of the following events shall be an event of default under this Mortgage: (a) failure to pay any amount on the Note when due; or (b) failure to pay any other Indebtedness Secured Hereby when due; or
    (c) default or breach of any covenant or agreement of the Mortgagor or any co-maker, endorser, guarantor or surety contained in the Note, this Mortgage, or any other agreement, instrument or writing contemplated by or made or delivered pursuant to or in connection with the Note or this Mortgage; or (d) any

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    statement made by the Mortgagor or any such co-maker, endorser, guarantor or surety to the Mortgagee at any time shall prove to have been incorrect or misleading in any material respect when made; (e) the Mortgagor or any such comaker, endorser, guarantor or surety shall be or become insolvent, or initiate or have initiated against it any act, process or proceeding under any insolvency, bankruptcy or similar law; or (f) the Mortgagor or any such co-maker, endorser, guarantor or surety shall die, be dissolved or liquidated, merge, consolidate, transfer a substantial part of its property, or, if a partnership, suffer the death, dissolution or liquidation of any partner.

25. If an event of default shall occur, the Mortgagee may immediately and without notice to the Mortgagor declare the entire unpaid principal balance of the Note together with all other Indebtedness Secured Hereby to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon and all other Indebtedness Secured Hereby shall be and become immediately due and payable, and the Mortgagor hereby authorizes and fully empowers the Mortgagee to foreclose this Mortgage by judicial proceedings or by advertisement with full authority to sell the Premises at public auction and convey the same to the purchaser in fee simple all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal and interest due on the Note and the Indebtedness Secured Hereby together with all such sums of money as the Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon as herein provided and all costs and expenses of such foreclosure, including lawful attorney's fees, with the balance, if any, to be paid to the persons entitled thereto by law.

26. The Mortgagee shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of the Mortgagor, or waste of the Premises or adequacy of the security of the Premises, to apply for the appointment of a receiver in accordance with the statutes and law made and provided for who shall collect the rents, and all other income of any kind; manage the Premises so to prevent waste; execute leases within or beyond the period of receivership, pay all expenses for normal maintenance of the premises and perform the terms of this Mortgage and apply the rents, issues and profits in the following order to (i) payment of the reasonable fees of said receiver, (ii) application of tenant security deposits as

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


    required by Minnesota Statutes Section 504.20, (iii) payment when due of prior or current real estate taxes or special assessments with respect to the Premises or if required by this Mortgage, payment of the periodic escrow for payment of the taxes or special assessments, (iv) the payment when due of premiums for insurance of the type required by this Mortgage or if required by this Mortgage, payment of the Periodic escrow for the payment of the premiums, (v) keeping of the covenants required of a lessor or licensor pursuant to Minnesota Statutes Section 504.18, and
    (vi) as further provided in any Assignment of Rents executed by the Mortgagor as further security for the Indebtedness Secured Hereby (whether included in this Mortgage or separate instrument), including but not limited to applying the same to the costs and expenses of the receivership, including reasonable attorney's fees, to the repayment of the Indebtedness Secured Hereby and to the operation, maintenance, upkeep and repair of the Premises, including payment of taxes on the Premises and payments of premiums of insurance on the Premises. The Mortgagor does hereby irrevocably consent to such appointment. Nothing contained in this Mortgage and no actions taken pursuant to this Mortgage shall be construed as constituting the Mortgagee a mortgagee in possession.

27. In addition to the rights available to a mortgagee of real property, the Mortgagee shall also have all the rights, remedies and recourse available to a secured party under the Uniform Commercial Code, including without limitation the right to proceed under the provisions of the Uniform Commercial Code governing default as to any Personal Property which may be included in the Premises or which may be deemed non-realty in a foreclosure of this Mortgage or to proceed as to such personal property in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

28. THE MORTGAGOR HEREBY CONSENTS AND AGREES TO THE FORECLOSURE AND SALE OF THE PREMISES BY ACTION PURSUANT TO MINNESOTA STATUTES CHAPTER 581 OR, AT THE OPTION OF THE MORTGAGEE, BY ADVERTISEMENT PURSUANT TO MINNESOTA STATUTES CHAPTER 580 (OR PURSUANT TO ANY SIMILAR OR REPLACEMENT STATUTES HEREAFTER ENACTED), WHICH PROVIDES FOR SALE AFTER SERVICE OF NOTICE THEREOF UPON THE OCCUPANT OF THE PREMISES AND PUBLICATION OF SAID NOTICE FOR SIX WEEKS IN THE COUNTY IN MINNESOTA WHERE THE PREMISES ARE SITUATED; ACKNOWLEDGES THAT SERVICE NEED NOT BE MADE UPON THE MORTGAGOR PERSONALLY (UNLESS THE MORTGAGOR IS AN OCCUPANT) AND THAT NO HEARING OF ANY TYPE IS REQUIRED IN CONNECTION WITH THE SALE; AND EXCEPT AS MAY BE PROVIDED IN

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




    SAID STATUTES EXPRESSLY WAIVES ANY AND ALL RIGHT TO PRIOR NOTICE OF SALE OF THE PREMISES AND ANY AND ALL RIGHTS TO A PRIOR HEARING OF ANY TYPE IN CONNECTION WITH THE SALE OF THE PREMISES. The Mortgagor further understands that in the event of such default the Mortgagee may also elect its rights under the Uniform Commercial Code and take possession of the Personal Property (as defined in this Mortgage) and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code, as hereafter amended or by any similar or replacement statute hereafter enacted. THE MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT, THIS PARAGRAPH AND THE MORTGAGOR'S RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT THE MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

29. When all Indebtedness Secured Hereby has been paid, this Mortgage and all assignments herein contained shall be void and this Mortgage shall be released by the Mortgagee at the cost and expense of the Mortgagor, otherwise to remain in full force and effect.

30. This Mortgage is made and executed under the laws of the State of Minnesota and is intended to be governed by the laws of said State.

31. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon the Mortgagor and its successors and assigns including without limitation each and every from time to time record owner of the Premises and any other person having an interest therein, shall run with the land and shall inure to the benefit of the Mortgagee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Mortgage.

32. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

33. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits the singular shall include the plural, the plural shall


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

    include the singular and the masculine, feminine and neuter shall be freely interchangeable.

34. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail to their respective addresses as set forth herein, or to such other places any party hereto may hereafter by notice in writing designate shall constitute service of notice hereunder.

    THE MORTGAGOR REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE MORTGAGOR HAS READ ALL OF THIS MORTGAGE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS MORTGAGE. THE MORTGAGOR ALSO AGREES THAT THE MORTGAGEE'S COMPLIANCE WITH THE EXPRESS PROVISIONS OF THIS MORTGAGE SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

    IN WITNESS WHEREOF, the undersigned have executed this Mortgage as of the day and year first above written.

                             PAPER WAREHOUSE, INC.



                             By /s/ Yale T. Dolginow
                                ---------------------------------------------
                                       Yale T. Dolginow
                                       Its President


STATE OF MINNESOTA )
                   )ss.
COUNTY OF HENNEPIN )

    This instrument was acknowledged before me this 9th day of June, 1995, by Yale T. Dolginow, the president of Paper Warehouse, Inc., a Minnesota corporation, on behalf of the corporation.


                             /s/ James Meunier
                             ------------------------------------------------
                             Notary Public


This instrument was drafted by:
DOHERTY, RUMBLE & BUTLER (DXB)
Professional Association
2800 Minnesota World Trade Center
30 East Seventh Street                      (Notary Seal)
St. Paul, Minnesota 55101-4999

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

                                      EXHIBIT A

                            LEGAL DESCRIPTION OF PREMISES



The land referred to is situated in the State of MINNESOTA, County of HENNEPIN, and is described as follows:

    PAR 1:
    That part at the Northwest Quarter of the Southwest Quarter, Section 20, Township 117, Range 21 described as beginning at a point on the North line at said Northwest Quarter of the Southwest Quarter distant 700 feet West from the Northeast corner of said Northwest Quarter of the Southwest Quarter; thence West along said North line 185.3 feet; thence South deflecting to the left 90 degrees 00 minutes 29 seconds to the center line of Excelsior Boulevard; thence Easterly along said center line to its intersection with a line drawn South, parallel with the West line of said Northwest Quarter of the Southwest Quarter from the point of beginning; thence North along said parallel line to the point of beginning; except that part thereof lying Northerly of a line drawn Westerly, parallel with the center line of Excelsior Boulevard from a point on the East line of said above described tract distant 461 feet North along said East line from the center line of Excelsior Boulevard, according to the Government Survey thereof.

    PAR 2:
    The West 49 feet of the Southerly 461 feet of the premises described as follows:
    That part of the Northwest Quarter of the Southwest Quarter of Section 20, Township 117, Range 21 described as follows: Commencing at the Northeast corner of said Quarter-Quarter, thence Westerly along the North line thereof 700 feet; thence Southerly along a line parallel with the West line of said Quarter-Quarter 642.5 feet to the center line of Excelsior Avenue; thence Easterly along the center line of Excelsior Avenue to the East line of said Quarter-Quarter; thence Northerly along said East line to point of beginning.

    TOGETHER WITH an easement for water main purposes as contained in Deed dated July 11, 1968, recorded November 1, 1968, as Doc. No. 925612.



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


                                      EXHIBIT B

                               [Permitted Encumbrances]



1.  All assessments and taxes due and payable in 1995, and thereafter.

2. The following Recital appears in the Certificate of Title, and will be carried forward to any new Certificate of Title:
    The North line of said tract is marked by Judicial Landmarks set pursuant to Torrens Case No. 12986. (as to Parcel 1)

3. The following recital appears in the Certificate of Title, and will be carried forward to any new Certificate of Title:
    Subject to an easement to the City of Hopkins over the West 34 feet of the above described land for sewer, water mains and other utilities and for public street. (as to Parcel 1)

4. Easement for sewer and water main purposes in favor of the Village of St. Louis Park as contained in Deed dated July 29, 1950, recorded August 7, 1950 as Doc. No. 318097.

5. Easement for water main purposes as contained in Quit Claim Deed dated July 11, 1968, recorded November 1, 1968, as Doc. No. 925612.

6. Easement for highway purposes in favor of the County of Hennepin as contained in Deed dated December 9, 1982, recorded March 14, 1983 as Doc. No. 1504645.

7. Right of way for Excelsior Boulevard as shown on Hennepin County State Aid Highway Number 3, Plat 59, dated November 23, 1987, recorded November 24, 1987 as Doc. No. 1890398, and as presently laid out and travelled.




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